VEGA-ATLANTIC CORPORATION

                         NON-QUALIFIED STOCK OPTION PLAN


                                  I. PURPOSES

     Vega-Atlantic Corporation, a Colorado corporation (the "Corporation") desires to afford certain of its management, significant contractors/consultants, and officers and directors of the Corporation who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, thus providing them with a more direct concern in the Corporation's welfare and assuring a close identification of their interests with those of the Corporation.

     The Corporation, by means of this Non-Qualified Stock Option Plan (the "Plan"), further desires to recognize outstanding performance by such contractor/consultant and officer and director of the Corporation, and to enable the Corporation to further attract and retain key personnel.

     The stock options ("Options") offered pursuant to this Plan are a matter of separate inducement and not in lieu of any salary or other compensation for the services of such contractor/consultant and officer and director of the Corporation.

     The Board of Directors have determined that it is in the best interests of the Corporation to comply with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Exchange Act"), and adopts the Plan in its entirety as follows.


                               II. EFFECTIVE DATE

     This Plan, having been adopted by the shareholders of the Corporation by the affirmative vote of the holders of a majority of the securities of the Corporation entitled to vote thereon, shall become effective as of 12:00 a.m. (Pacific time) on May 1, 2000 (the "Effective Date").


                                III. ELIGIBILITY

     Options may be granted to any significant contractor/consultant or officer or director of the Corporation who, in the judgment of the Board of Directors, contributes materially to the profitability and overall success of the Corporation.

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                       IV. AMOUNT OF STOCK SUBJECT TO PLAN

     4.1 The total number of shares of Common Stock of the Corporation which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed an aggregate of 2,000,000 shares of authorized common stock, $.00001 par value, of the Corporation at $.25 per share (the "Common Stock").

     4.2 Shares which may be acquired under the Plan may be either authorized but unissued shares of Common Stock, shares of issued Common Stock held in the Corporation's treasury, or both, at the discretion of the Board of Directors.


                               V. GRANT OF OPTIONS

     5.1 The Corporation may, in accordance with the decisions of the Board of Directors, from time to time during the period from the Effective Date through 12:01 a.m. (Pacific time) on April 30, 2010 (the "Termination Date"), grant to certain significant contractors/consultants and officers and directors of the Corporation, Options under the terms set forth herein. The Board of Directors shall have complete authority to determine to whom Options shall be granted, the time when such Options shall be granted, the number of shares of Common Stock which shall be subject to each Option, the exercise price of such Options in accordance with the provisions of Article VI, the period(s) during which such Options shall be exercisable, and such other terms and provisions so long as those terms and provisions are not inconsistent with the provisions of this Plan.

     5.2 Such grant of Options under the Plan shall be non-cancelable by the Corporation and shall remain in full force and effect until either exercised in accordance with the terms and provisions of Article VIII or the expiration of such Options, in whole or in part, whichever occurs earlier.

     5.3 Any Options granted hereunder, shall not be transferable, other than by will or the laws of descent and distribution, and shall be exercisable in accordance with the terms and provisions of Article VIII by the holder thereof, unless the holder thereof shall request in writing approval from the Board of Directors for such transfer of Option and the Board of Directors, on a case-by-case basis, has given approval for such transfer of Option, which approval shall not be unreasonably withheld. .


                          VI. OPTION PRICE AND PAYMENT

     6.1 The price ("Exercise Price") for each share of Common Stock purchasable pursuant to any Option granted hereunder shall be $.25 per share.

     6.2 Upon the exercise of an Option granted hereunder, the Corporation shall cause the purchased shares of Common Stock to be issued only when it shall have received full payment of the option Exercise Price. Payment to the Corporation of the amount of the option Exercise Price may be made at the election of the

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holder thereof as follows: (a) in cash; (b) the exchange and surrender of all or part of the Options being exercised by the holder thereof; (c) by the tender to the Corporation of shares of stock owned by the option holder and registered in his or her name having a fair market value equal to the amount due to the Corporation; (d) in other property rights deemed acceptable by the Board of Directors, including the option holder's promissory note; or (e) any combination of the payment methods specified in (a) through (d) above. Notwithstanding the foregoing, the Options being herein granted shall at all times be exercisable on a cashless basis as set forth above.


                      VII. TERM OF OPTION AND LIMITATIONS
                              ON RIGHT OF EXERCISE

     7.1 Any Options granted hereunder shall be exercisable at such times, in such amounts and during such periods as the Board of Directors, as the case may be, shall determine at the date of the grant of such Option. In no event shall an Option granted hereunder be exercised for a fraction of a share of Common Stock.

     7.2 To the extent that an Option is not exercised within the period of exercisability as the Board of Directors specifies, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Board of Directors shall have the right to use the shares of Common Stock as to which such Option shall not have been exercised to grant one or more additional Options to any eligible person, but any such grant of an additional Option shall be made prior to the Termination Date.

     7.3 Notwithstanding subsection 7.1 above, any Options granted hereunder shall expire on the Termination Date.


                           VIII. EXERCISE OF OPTIONS

     Options granted under the Plan shall be exercised by the holder thereof as to all or part of the shares of Common Stock covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Corporation at the principal business office of the Corporation, specifying the number of shares of Common Stock to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is received by the Corporation, for the payment of the Exercise Price. The Corporation shall cause certificates for the shares of Common Stock so purchased to be delivered to the option holder at the principal business office of the Corporation upon receipt of payment of the full purchase price.

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                         IX. TERMINATION OF EMPLOYMENT
                                 OR ASSOCIATION

     9.1 If a person to whom an Option has been granted under this Plan ceases for any reason to be an officer or director of the Corporation or a contractor/consultant of the Corporation, the Option (or the unexercised portion thereof) shall not be cancelable by the Corporation and shall remain in full force and effect during the period of exercisability, as designated by the Board of Directors at the time of the grant of such Option.

     9.2. If such person dies while as an officer or director of the Corporation or as a contractor/consultant of the Corporation, then such Option shall be exercisable by the beneficiary of such person within the period of exercisability, as designated by the Board of Directors at the time of the grant of the Option. If an Option granted hereunder, it shall be exercised by a person who acquired the Option by bequest or inheritance or by reason of the death of the option holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such person to exercise such Option.

     9.3 Notwithstanding the preceding paragraphs of this Article IX, no Option may be exercised after the expiration of the period of exercisability provided for in such Option.


                       X. ADJUSTMENT FOR CORPORATE CHANGES

     In the event of any change in the outstanding shares of Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Corporation, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the shares of Common Stock subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. In addition, the Board of Directors shall make any further adjustment as may be appropriate to the maximum number of shares of Common Stock of which options may be granted to any one person, and the number of shares of Common Stock and price per share of Common Stock subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board of Director as to these matters shall be conclusive.


                        XI. EFFECT OF PLAN ON EMPLOYMENT

     11.1 The Plan shall not impose any obligation on the Corporation to continue the employment of any holder of an Option, whether as an officer or director of the Corporation or as a contractor/consultant of the Corporation; and it shall not impose any obligation on the part of any holder of an Option to remain in such employ of the Corporation.

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     11.2 No person shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or assets of the Corporation.

     11.3 This Plan shall not be deemed a substitute for, and shall not preclude the establishment or continuation of any other practice or arrangement that may now or hereafter be provided for the payment of compensation, special awards or benefits including, but limited to, savings, thrift, profit-sharing, pension, retirement, group insurance or health care plans. Any such arrangements may be authorized by the Board of Directors and payment thereunder made independently of this Plan.


                               XII. ADMINSTRATION

     12.1 The Board of Directors is authorized to interpret and administer this Plan, and to establish general criteria and precedents for the terms and conditions upon which options shall be granted.

     12.2 Subject to the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to determine the persons to whom Options shall be granted, the time when such Options shall be granted, the number of shares of Common Stock which shall be subject to each Option, the exercise price of each share of Common Stock which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions thereof.

     12.3 Subject to the express provisions of the Plan, the Board of Directors also shall have the authority to construe the Plan and Options granted thereunder, to amend the Plan and Options to be granted thereunder, to determine the terms and provisions of the respective Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. In the event the Corporation is required to comply with the reporting requirements under the 1934 Exchange Act, at the time of the grant of Option, the Board of Directors shall also have the authority to require as a condition of the granting of any such Option, that the holder thereof agree not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of any such Option for a period of six (6) months following the date of acquisition of such shares of Common Stock.

     12.4 The determination of the Board of Directors on matters referred to in this Article XII shall be conclusive.

     12.5 The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors in the engagement of such counsel, consultant or agent shall be paid by the Corporation. No member or former member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

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                          XIII. PURCHASE FOR INVESTMENT

     Except as hereafter provided, the holder of an Option granted hereunder shall, upon any exercise thereof, execute and deliver to the Corporation a written statement, in form satisfactory to the Corporation, in which such holder represents and warrants that such holder is purchasing or acquiring the shares of Common Stock acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any such shares of Common Stock shall be made pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "1933 Securities Act"), which Registration Statement has become effective and is current with regard to the shares of Common Stock being offered and sold, or (b) a specific exemption from the registration requirements of the 1933 Securities Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such shares of Common Stock, obtain a prior favorable written opinion, in form and substance satisfactory to the Corporation, from counsel for or approved by the Corporation, as to the applicability of such exemption thereto. The foregoing restrictions shall not apply to (i) issuances by the Corporation so long as the shares of Common Stock being issued are registered under the 1933 Securities Act and a prospectus in respect thereof is current, or (ii) reofferings of shares of Common Stock by affiliates of the Corporation (as defined in Rule 405 or any successor rule or regulation promulgated under the 1933 Securities Act) if the shares of Common Stock being reoffered are registered under the 1933 Securities Act and a prospectus in respect thereof is current.


                         XIV. ISSUANCE OF CERTIFICATES

     14.l Upon any exercise of an Option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the shares of Common Stock as to which the Option has been exercised shall be issued by the Corporation in the name of the person exercising the Option and shall be delivered to or upon the order of such person.

     14.2 The Corporation may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option granted hereunder, and may issue such "stop transfer" instructions to its transfer agent in respect of such shares of Common Stock as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the 1933 Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the option holder with respect to such shares of Common Stock.

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     14.3 The Corporation shall pay all issue taxes with respect to the issuance of shares of Common Stock, as well as all fees and expenses necessarily incurred by the Corporation in connection with such issuance.

     14.4 All shares of Common Stock issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.


                             XV. AMENDMENT OF PLAN

     15.1 The Board of Directors may, from time to time, amend this Plan or any provisions thereof, except that any amendment to the Plan shall be approved by the affirmative vote of the holders of a majority of the securities of the Corporation entitled to vote thereon or by the written consent of the holders of a majority of the securities of the Corporation entitled to vote; provided that, if the Corporation is subject to the reporting requirements of the 1934 Exchange Act, such vote or written consent shall be solicited substantially in accordance with the rules and regulations, if any, in effect under Section 14(a) of the 1934 Exchange Act at the time of such vote or written consent all in accordance with Rule 16b-3(a), if such amendment would:

(i)  materially increase the benefits accruing to persons under the Plan;
(ii) materially increase the number of shares of Common Stock which may be issued under the Plan, or
(iii) materially modify the requirements as to participation in the Plan.

     15.2 The Board of Directors may suspend or discontinue the Plan. The Plan, unless sooner terminated by the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted shall not be altered or impaired by suspension or termination of the Plan, and shall remain in full force and effect according to their respective provisions. The power of the Board of Directors to construe and administer any Options granted prior to the termination or suspension of the Plan nevertheless shall continue after such termination of during such suspension.